EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 or Title 18, United States Code)

In connection with the accompanying report on Form 10-K for the year ending December 31, 2010 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michelle K. Baird, Chief Financial Officer of III to I International Maritime Solutions Cayman, Inc., the general partner of III to I Maritime Partners Cayman I, L.P. (the “Company”) hereby certify, pursuant to section 906 of the Sarbanes Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) and 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 31, 2011	/s/ MICHELLE K. BAIRD
Michelle K. Baird
Chief Financial Officer,
III to I International Maritime
Solutions Cayman, Inc.